Third Quarter 2020 Earnings Conference Call

11.05.2020

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this document relating to the recent global outbreak of the novel coronavirus disease (COVID-19), the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The Financial Results Included Within This Presentation Are From Continuing Operations Unless Otherwise Noted

"For 45 years, the Company has gone to market as Spartan Motors. This new chapter has been well contemplated, it's aligned with our long-term growth strategy, and it's one we're incredibly proud of.

The Shyft Group represents the pivot in market-focus and the corresponding forward momentum we've garnered in the delivery vehicle, work truck, and specialty service vehicle markets.

As our new name signals, The Shyft Group is nimble, aggressive, and here to win."

Daryl Adams
President and CEO, The Shyft Group

Current Environment

Segment (% sales)	Backlog	Q3 Learnings
Fleet Vehicle Services (~72%) 	**$229M +2% Up $54M in Oct**	• Demand for parcel delivery vehicles accelerating – orders ramping, including truck body • Truck body softness continued for most of Q3 • Chassis and component pipeline improved
Specialty Vehicles (~28%) 	**$52M +30%**	• Motorhome chassis demand continues • Service Body rebounded from dealer closings – strong September with chassis and component availability improving • Contract manufacturing ramping up after model year transition, while overseas container port constraints continue to be a challenge

3Q20 Year-to-Date Results


Revenue
($ M)
$576.6
$91.4 USPS
$485.2
$504.4
YTD 2019
YTD 2020


Adjusted EBITDA
($ M and % of Sales)
$40.5
7.0%
$60.3
12.0%
YTD 2019*
YTD 2020

*Includes USPS impact of 130 basis points

Strong 3Q20 offset COVID impacted 2Q20

- YTD Revenue up $19.2M, or 4% (excluding USPS)
  - FVS up $26.2M, or 7%
  - SV down $12.2M, or 9%
- Adjusted EBITDA up $19.8M, or 49%
- Adjusted EBITDA margin of 12.0%, up 500 bps
  - FVS Adj EBITDA margin of 18.1%, up 920 bps
  - SV Adj EBITDA margin of 9.6%, down 60 bps

FVS Business Update – Velocity Portfolio Expansion

Utilimaster's Velocity line-up boasts:

- 12-16' body options
- 575-785 cu. ft.
- ~5-7-year replacement cycle
- Purpose-built design (vocation and customer-specific option content available)
- EV options available

UTILIMASTER

October 2020 Launch

Velocity F2
(Ford chassis, Class 2)



- 9,950 GVWR
- 3,500 lbs. payload
- Gas engine – 18 MPG

Velocity F3
(Ford chassis, Class 3)



- 10,360 GVWR
- 3,900 lbs. payload
- Gas engine – 18 MPG

Velocity M3
(Mercedes chassis, Class 3)



- 12,125 GVWR
- 4,500 lbs. payload
- Diesel engine – 16-18 MPG

SV Business Update – F3 MFG Acquisition

Leading Aluminum Service Body Manufacturer

- Designs and produces service bodies, equipment and accessories
- Two industry recognized brands - DuraMag® & Magnum®
- Based in Waterville, Maine with a strong US distribution network
- 2015 – 2019 Sales CAGR 73.8%
- Generated $25M of revenues in 2019

Value Creation – Highly Complementary Offerings to Royal Truck Body

- Expands service body portfolio to include leading Aluminum and Steel brands
  - Aluminum products - light weight, fuel efficient, better corrosion properties
- Creates coast-to-coast manufacturing and distribution footprint
- Brings additional aftermarket business – light truck aluminum accessories

Transaction Terms

- Financed with available cash
- Accretive to earnings in 2021
- Transaction effective October 1, 2020

DURAMAG®









MAGNUM®



Financial Review
Third Quarter 2020



Overview – 3Q20 vs. 3Q19



Revenue
($ M)
$172.2
$32.7 USPS
$139.5
$179.7
$35.7 USPS
$144.0
$224.7
$23.0 USPS
$201.7
$176.9
$124.0
$203.5
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20



Income from Continuing Operations
($ M and EPS)
$4.8
$0.13
$4.5
$0.14
$13.1
$0.37
$11.7
$0.33
($0.03)
-$1.1
$19.4
$0.54
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20

Most profitable quarter in Company's history

- Revenue of $203.5M, up 1% (excluding USPS)
  - FVS down $11.4M, or 7%
  - SV up $13.2M, or 29%
- Gross Profit Margin of 24.9%, up 800 bps
- Income of $19.4M, up 48%
- EPS of $0.54, up 46%

Overview – 3Q20 vs. 3Q19



Adjusted EBITDA
($ M and % of Sales)
$8.4
4.9%
$9.8
5.4%
$22.3
9.9%
$18.4
10.4%
$9.4
7.5%
$32.6
16.0%
1Q19*
2Q19*
3Q19*
1Q20
2Q20
3Q20



Adjusted Net Income
($ M and Adj EPS)
$5.3
$0.15
$6.2
$0.18
$15.9
$0.45
$11.4
$0.32
$4.6
$0.13
$22.1
$0.62
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20

Strong year-over-year margin growth

- Adjusted EBITDA of $32.6M, up 46%
- Adjusted EBITDA margin of 16%, up 610 bps

- Adjusted net income of $22.1M, up 40%
- Adjusted EPS of $0.62, up 38%

**Includes USPS impact of 110, 130 and 110 basis points in 1Q19, 2Q19 and 3Q19, respectively*

Fleet Vehicles & Services – 3Q20



FVS Revenue
($ M)
$122.6
$32.7 USPS
$89.9
$141.1
$35.7 USPS
$105.4
$179.6
$23.0 USPS
$156.6
$135.7
$97.2
$145.2
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20
FVS Adjusted EBITDA
($ M and % of Sales)
$7.0
5.7%
$7.9
5.6%
$24.7
13.7%
$21.7
16.0%
$13.7
14.0%
$33.2
22.9%
1Q19*
2Q19*
3Q19*
1Q20
2Q20
3Q20

*Includes USPS impact of 210, 190 and 200 basis points in 1Q19, 2Q19 and 3Q19, respectively

- Revenue of $145.2M, down 7%
- Adjusted EBITDA of $33.2M, up 34%
- Adjusted EBITDA margin of 22.9%, up 920 bps
- Backlog totaled $228.9M, up 2%
    - Backlog increased to approximately $282M as of October 31st, 2020

Higher margins driven by WIV and Upfit, partially offset lower TB sales

Specialty Vehicles – 3Q20


SV Revenue
($ M)
$51.7
$41.7
$45.1
$41.3
$26.7
$58.3
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20


SV Adjusted EBITDA
($ M and % of Sales)
$4.9
$5.1
$4.1
$3.7
$1.2
$7.2
9.6%
12.2%
9.0%
9.0%
4.6%
12.3%
1Q19
2Q19
3Q19
1Q20
2Q20
3Q20

- Revenue of $58.3M, up 29%
- Adjusted EBITDA of $7.2M, up 76%
- Adjusted EBITDA margin of 12.3%, up 330 bps
- Backlog totaled $51.8M, up 30%

Robust luxury motor coach volume and the addition of Royal Truck Body

Liquidity, 2020 Outlook & Guidance

Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

- Generated $32.4M in cash from operating activities in Q3
- Total liquidity of $144M
  - $43M cash on hand
  - $101M of borrowing capacity
  - Current (Oct 20) leverage ratio at 0.5x adj EBITDA

2020 Outlook

- Strong momentum coming out of Q3
  - Robust, growing backlog
  - Improving end markets, driven by parcel delivery
  - Increased chassis and component visibility

Reinstating FY20 Financial Guidance

- Revenues in the range of $660M to $680M
- Adjusted EBITDA in the range of $73M to $75M
- Adjusted EPS in the range of $1.28 to $1.32

Closing Remarks

- The Shyft team rose to the challenge and delivered most profitable quarter in the Company's history
- The Shyft Group is positioned to take advantage of end markets that are growing at an accelerated rate
- Our year-to-date performance reflects the power of our transformed company
- We see a long runway of growth and are excited about the future of The Shyft Group

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. We define adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations. Adjusted EBITDA for all prior periods presented have been recast to conform to the current presentation.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			
The Shyft Group, Inc.	**2020**	**% of sales**	**2019**	**% of sales**
Income from continuing operations	$ 19,375	9.5%	$ 13,126	5.8%
Net (income) attributable to non-controlling interest	(41)		(61)	
Add (subtract):				
Restructuring and other related charges	303		243	
Acquisition related expenses and adjustments	650		1,522	
Non-cash stock-based compensation expense	2,064		1,581	
Accelerated depreciation of property, plant and equipment	365		-	
Deferred tax assets valuation allowance	275		201	
Tax effect of adjustments	(842)		(752)	
Adjusted net income	$ 22,149	10.9%	$ 15,860	7.1%
Income from continuing operations	$ 19,375	9.5%	$ 13,126	5.8%
Net (income) loss attributable to non-controlling interest	(41)		(61)	
Add (subtract):				
Depreciation and amortization	2,978		1,453	
Taxes on income	7,253		4,317	
Interest expense	11		144	
EBITDA	$ 29,576	14.5%	$ 18,979	8.4%
Add (subtract):				
Restructuring and other related charges	303		243	
Acquisition related expenses and adjustments	650		1,522	
Non-cash stock-based compensation expense	2,064		1,581	
Adjusted EBITDA	$ 32,593	16.0%	$ 22,325	9.9%
Diluted net earnings per share	$ 0.54		$ 0.37	
Add (subtract):				
Restructuring and other related charges	0.01		0.01	
Acquisition related expenses and adjustments	0.02		0.05	
Non-cash stock-based compensation expense	0.05		0.04	
Accelerated depreciation of property, plant and equipment	0.01		-	
Deferred tax asset valuation allowance	0.01		-	
Tax effect of adjustments	(0.02)		(0.02)	
Adjusted diluted net earnings per share	$ 0.62		$ 0.45	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(in thousands, except per share data)
(Unaudited)

The Shyft Group, Inc.	Three Months Ended June 30, 2020	% of sales	2019	% of sales
Income (loss) from continuing operations	$ (1,134)	(0.9%)	$ 4,544	2.5%
Net (income) loss attributable to non-controlling interest	(70)		215	
Add (subtract):				
Restructuring and other related charges	562		-	
Acquisition related expenses and adjustments	179		420	
Non-cash stock-based compensation expense	2,126		1,450	
Loss from write-off of construction in process	2,430		-	
Accelerated depreciation of property, plant and equipment	2,330		-	
Tax effect of adjustments	(1,849)		(431)	
Adjusted net income	$ 4,574	3.7%	$ 6,198	3.4%
Income (loss) from continuing operations	$ (1,134)	(0.9%)	$ 4,544	2.5%
Net (income) loss attributable to non-controlling interest	(70)		215	
Add (subtract):				
Depreciation and amortization	5,343		1,280	
Taxes on income	(546)		1,536	
Interest expense	460		313	
EBITDA	$ 4,053	3.3%	$ 7,888	4.4%
Add (subtract):				
Restructuring and other related charges	562		-	
Acquisition related expenses and adjustments	179		420	
Non-cash stock-based compensation expense	2,126		1,450	
Loss from write-off of construction in process	2,430		-	
Adjusted EBITDA	$ 9,350	7.5%	$ 9,758	5.4%
Diluted net earnings per share	$ (0.03)		$ 0.14	
Add (subtract):				
Restructuring and other related charges	0.02		-	
Acquisition related expenses and adjustments	0.01		0.01	
Non-cash stock-based compensation expense	0.06		0.04	
Loss from write-off of construction in process	0.06		-	
Accelerated depreciation of property, plant and equipment	0.06		-	
Tax effect of adjustments	(0.05)		(0.01)	
Adjusted diluted net earnings per share	$ 0.13		$ 0.18	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc.	2020	% of sales	2019	% of sales
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Favorable tax rate in income taxes receivable	(2,577)		(99)	
Tax effect of adjustments	(748)		(221)	
Adjusted net income	$ 11,426	6.5%	$ 5,294	3.1%
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Depreciation and amortization	2,517		1,312	
Taxes on income	377		1,076	
Interest expense	731		374	
EBITDA	$ 15,300	8.6%	$ 7,457	4.3%
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Adjusted EBITDA	$ 18,376	10.4%	$ 8,376	4.9%
Diluted net earnings per share	$ 0.33		$ 0.13	
Add (subtract):				
Restructuring and other related charges	0.03		-	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.06		0.02	
Favorable tax rate in income taxes receivable	(0.08)		-	
Tax effect of adjustments	(0.02)		-	
Adjusted diluted net earnings per share	$ 0.32		$ 0.15	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast		
	Twelve Months Ended December 31, 2020		
The Shyft Group, Inc.	Low	Mid	High
Income from continuing operations	$ 35,490	$ 36,204	$ 36,917
Add:			
Depreciation and amortization	13,828	13,828	13,828
Interest expense	1,434	1,434	1,434
Taxes	9,350	9,636	9,923
EBITDA	$ 60,102	$ 61,102	$ 62,102
Add (subtract):			
Non-cash stock-based compensation and other charges	12,898	12,898	12,898
Adjusted EBITDA	$ 73,000	$ 74,000	$ 75,000
Earnings per share	$ 0.99	$ 1.01	$ 1.03
Add:			
Non-cash stock-based compensation and other charges	0.36	0.36	0.36
Less tax effect of adjustments	(0.07)	(0.07)	(0.07)
Adjusted earnings per share	$ 1.28	$ 1.30	$ 1.32

Thank you.